Exhibit 10.1
July 19, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increase to its Commitment by $100,000,000 (for an aggregate maximum Commitment of not more than $400,000,000).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

Citibank, N.A.

By:	/s/ Carolyn Kee

Name:	Carolyn Kee
Title:	Authorized Signatory

June 6, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below agrees to increase its Commitment by $100 million (for an aggregate maximum Commitment of not more than $400 million).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

JPMorgan Chase Bank, N.A.

By:	/s/ Thomas T. Hou

Name:	Thomas T. Hou
Title:	Executive Director

June 19, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increase to its Commitment by $50,000,000 (for an aggregate maximum Commitment of not more than $200,000,000).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

HSBC Bank USA, NA

By:	/s/ Thomas A. Foley

Name:	Thomas A. Foley
Title:	Senior Vice President

July 2, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increase to its Commitment by $50,000,000.00 (for an aggregate maximum Commitment of not more than $200,000,000.00).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

Merrill Lynch Bank USA

By: Name:	/s/ Louis Alder Louis Alder
Title:	Director

July 3, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increase to its Commitment by $50,000,000 for an aggregate maximum Commitment of not more than $200,000,000.
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

Morgan Stanley Bank

By: Name:	/s/ Daniel Twenge Daniel Twenge
Title:	Authorized Signatory

July 18, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increases its Commitment by $50 million (for an aggregate maximum Commitment of not more than $200 million).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

UBS Loan Finance LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ David D. Julie
Name:	David D. Julie
Title:	Associate Director

July 12, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increases its Commitment by $34,000,000 (for an aggregate maximum Commitment of not more than $134,000,000).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

Banco Bilbao Vizcaya Argentaria S.A.

By: Name:	/s/ Emilio de las Heras Emilio de las Heras
Title:	Head of New York

By: Name:	/s/ John Martini John Martini
Title:	Vice President

July 20, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below increase to its Commitment by $33,333,333 (for an aggregate maximum Commitment of not more than $133,333,333).
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

Bank of America, N.A.

By: Name:	/s/ David L. Catherall David L. Catherall
Title:	Senior Vice President

July 25, 2007
Citibank, N.A.,
390 Greenwich
New York, NY 10013
Fax: (646) 843-3644
Attention: Nikhil Arora
PepsiCo, Inc.
Ladies and Gentlemen:
     Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo, Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.
     Pursuant to Section 2.05(c)(iv) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:
The Lender named below does consent increase to its Commitment by $33,333,333.33 to an aggregate maximum Commitment of not more than $133,333,333.33.
     This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effectively only if received by the Agent no later than July 25, 2007.

Very truly yours,

The Bank of New York

By: Name:	/s/ Donald G. Cassidy, Jr. Donald G. Cassidy, Jr.
Title:	Vice President